Supplement to the Current Prospectus

MFS(R) State Municipal Bond Funds (MS)

Effective July 1, 2009, the section entitled "Expense Summary" is restated as follows, with respect to MFS Mississippi Municipal Bond Fund only:

EXPENSE SUMMARY


Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses below are based on expenses incurred during the fund's most recently completed fiscal year, expressed as a percentage of the fund's average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the fund's current asset size. The fund's annual operating expenses will likely vary from year to year. In general, a fund's annual operating expenses as a percentage of the fund's assets increase as the fund's assets decrease.

Shareholder Fees (fees paid directly from your investment):
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Share Class                                      A                B
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on         4.75%             N/A
Purchases (as a percentage of offering
price).................................
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       See Below(#)         4.00%
(as a percentage of original purchase
price or redemption proceeds,
whichever is less).....................
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Management Fee..........................      0.45%             0.45%
Distribution and/or Service (12b-1)
Fees(1).................................      0.25%             1.00%
Other Expenses(2).......................      0.48%             0.48%
                                              -----             -----
Total Annual Fund Operating Expenses(2).      1.18%             1.93%
      Fee Reductions(3).................     (0.15)%           (0.23)%
                                             -------           -------
Net Expenses(2).........................      1.03%             1.70%

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased the shares prior to September 1, 2008, and within 24 months of your purchase if you purchased the shares on or after September 1, 2008.

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A and Class B shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower. Also, "Other Expenses" include certain interest expenses and fees, in the amount of 0.22%, related to the fund's investments in inverse floating rate investments. Under accounting rules, the fund recognizes additional income in an amount equal to these expenses. Therefore, the fund's net asset values per share and performance have not been affected by these expenses. However, these expenses are included in the fund's "Net Expenses" in the table above, and in the "Example of Expenses" below. Had these expenses and fees not been included, "Net Expenses" would be 0.81% for Class A shares and 1.48% for Class B shares.
(3) The fund's distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least July 31, 2010. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the fund's distributor, MFD, has agreed in writing to waive the Class B service fee to 0.00% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least July 31, 2010.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

----------------------------------------------------------------------------
Share Class                            1 Year   3 Years  5 Years  10 Years
----------------------------------------------------------------------------
----------------------------------------------------------------------------
A Shares                                   $575     $818   $1,079    $1,826
----------------------------------------------------------------------------
----------------------------------------------------------------------------

B Shares(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
      Assuming Redemption at End of
Period                                     $573     $884   $1,221    $2,040
----------------------------------------------------------------------------
----------------------------------------------------------------------------
      Assuming No Redemption               $173     $584   $1,021    $2,040
----------------------------------------------------------------------------

 (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

Effective July 1, 2009, the second and third bulleted items beneath the chart in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes" are restated as follows, with respect to MFS Mississippi Municipal Bond Fund only:

For the Mississippi fund:

     o The fund's distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least July 31, 2010.

     o For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the fund's distributor, MFD, has agreed in writing to waive the Class B service fee to 0.00% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least July 31, 2010.


                  The date of this supplement is July 1, 2009.